SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 25, 1999

                        ADELPHIA BUSINESS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-21605
                            (Commission File Number)


         Delaware                                         25-1669404

(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                         Identification Number)


One North Main Street - Coudersport, PA                       16915-1141
(Address of principal executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (814) 274-9830

                        Hyperion Telecommunications, Inc.
          (Former name or former address, if changed since last report)




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Item 5. Other Events

         On October 25, 1999, Adelphia Communications Corporation ("Adelphia"), a Delaware corporation announced that Adelphia's majority owned subsidiary, Hyperion Telecommunications, Inc., a Delaware corporation, had completed the change of its legal name to Adelphia Business Solutions, Inc. Adelphia Business Solutions, Inc.'s stockholders approved the name change at its annual stockholder meeting on October 25, 1999.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit                                                      Description

99.01                               Press release dated October 25, 1999





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        ADELPHIA BUSINESS SOLUTIONS, INC.

Date: October 25, 1999             By: /s/ Timothy J. Rigas
                                           ----------------
                                       Timothy J. Rigas
                                       Vice Chairman and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                             Description

99.01                               Press release dated October 25, 1999